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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2001

                            UGLY DUCKLING CORPORATION
                 ---------------------------------------------

             (Exact name of registrant as specified in its charter)

         Delaware                 000-20841                86-0721358
        ----------               -----------              ------------
State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)



               4020 E. Indian School Road, Phoenix, Arizona 85018
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              (Address of principal executive offices)  (Zip code)


      Registrant's telephone number, including area code (602) 852 - 6600
                               -----------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events

Attached hereto as Exhibit 99.1 is a copy of Ugly Duckling Corporations's press release dated October 25, 2001 titled "Ugly Duckling Reports Third Quarter and Nine Months Results".

Item 7. Financial Statements, Pro Forma Financial Information "Ugly Duckling Reports Third Quarter and Nine Months Results".

        (c) Exhibits



EXHIBIT
NUMBER DESCRIPTION

99.1 Ugly Duckling Corporation Press Release dated October 25, 2001, titled "Ugly Duckling Reports Third Quarter and Nine Months Results".


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGLY DUCKLING CORPORATION


Date: October 25, 2001
                             By: \s\ Jon D. Ehlinger
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                          Vice President, Secretary and
                                 General Counsel